                        WFS FINANCIAL 2000-A OWNER TRUST

                               WFS FINANCIAL INC
                                    Servicer

                         TERM SHEET DATED MARCH 6, 2000
                              SUBJECT TO REVISION

     The information contained herein will be superceded by information contained in the final prospectus supplement.

THE PARTIES:

The Issuer.................  WFS Financial 2000-A Owner Trust ("Trust")

Sellers....................  WFS Financial Auto Loans, Inc. ("WFAL")
                             WFS Receivables Corporation ("WFSRC")

Master Servicer............  WFS Financial Inc ("WFS")

The Insurer................  Financial Security Assurance, Inc. ("Financial
                             Security")

Indenture Trustee..........  Bankers Trust Company

Owner Trustee..............  Chase Manhattan Bank Delaware

IMPORTANT DATES:

Statistical Calculation
Date.......................  February 29, 2000, the date used in preparing the statistical information in this term sheet

Cut-Off Date...............  March 1, 2000

Closing Date...............  Expected to be March 15, 2000

Distribution Dates.........  Payments of interest will be made on the Notes on each March 20, June 20, September 20, December 20, commencing on June 20, 2000

Final Scheduled
Distribution Dates.........  If not paid earlier, the full outstanding principal balance of the Class A-1 Notes will be paid on March 20, 2001 (the "Class A-1 Final Scheduled Distribution Date"), of the Class A-2 Notes will be paid on March 20, 2003 (the "Class A-2 Final Scheduled Distribution Date"), of the Class A-3 Notes will be paid on September 20, 2004 (the "Class A-3 Final Scheduled Distribution Date"), and of the Class A-4 Notes will be paid on September 20, 2007 (the "Class A-4 Final Scheduled Distribution Date").

THE SECURITIES:

The Notes..................  The WFS Financial 2000-A Owner Trust Auto
                             Receivable Backed Notes will represent obligations of the Trust secured by the assets of the Trust. The Notes will be issued in four classes and will bear fixed interest at the rates and calculated in the manner described below under the caption "The Terms of the Notes".

The Certificates...........  The Trust will issue Certificates which are not being offered hereby. All payments in respect of any Certificates issued by the Trust will be subordinated to payments on the Notes.

     THE TERMS OF THE NOTES

                                     CLASS A-1        CLASS A-2          CLASS A-3            CLASS A-4
                                       NOTES            NOTES              NOTES                NOTES
                                   --------------   --------------   ------------------   ------------------
Principal Amount.................  $  216,000,000   $  340,000,000   $      365,000,000   $      279,000,000
Interest Rate Per Annum..........                %                %                    %                    %
Interest Accrual Method..........      actual/360           30/360               30/360               30/360
Distribution Dates...............        *                *                  *                    *
Final Scheduled Distribution
  Date...........................  March 20, 2001   March 20, 2003   September 20, 2004   September 20, 2007
Anticipated Ratings (Moody's/
  Standard & Poor's)**...........        P-1/A-1+          Aaa/AAA              Aaa/AAA              Aaa/AAA

-------------------------
* Payments of interest and principal on the Notes will be made on March 20, June 20, September 20 and December 20 of each year, or the first business day thereafter, beginning on June 20, 2000. Principal will be paid sequentially to the earliest maturing class until paid in full.

** It is a condition to the offering of the Notes that these ratings be obtained from Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Moody's, the "Rating Agencies"). However, a Rating Agency in its discretion may lower or withdraw its rating in the future.

     INTEREST CALCULATION

     Interest on each class of the Notes will accrue at the interest rate applicable to that class from each Distribution Date to the day preceding the next Distribution Date (or from the Closing Date with respect to the Class A-1 Notes or the Cut-Off Date with respect to the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes for the first Distribution Date).

     Interest on the Class A-1 Notes will be calculated on a daily basis, based upon the actual number of days elapsed and a 360-day year.

     Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     PRIORITY OF PRINCIPAL PAYMENTS

     Principal of the Notes will be paid on each payment date in the following order:

     to the Class A-1 Notes until the Class A-1 Notes are paid in full;

     to the Class A-2 Notes until the Class A-2 Notes are paid in full;

     to the Class A-3 Notes until the Class A-3 Notes are paid in full; and

     to the Class A-4 Notes until the Class A-4 Notes are paid in full.

     The amount of principal distributed on each Distribution Date will generally be the amount of principal paid on the Contracts and the unpaid balance of liquidated Contracts received during the three month period ending on the last day of the month preceding the month in which a Distribution

Date occurs. If not paid sooner, each class of Notes will be paid in full on its Final Scheduled Distribution Date.

THE TRUST PROPERTY:

General....................  The trust property will include:

                             - a pool of retail installment sales contracts and
                               a limited number of installment loans originated by WFS, all of which are secured by new or used automobiles or light duty trucks;

                             - the funds in the spread account; and

                             - an insurance policy written by Financial Security
                               guaranteeing all payments of principal and interest to be made to holders of the Notes.

     THE CONTRACTS

     On or before the Closing Date, WFS will sell and assign the Contracts, each of which is an installment sales contract or installment loan secured by a new or used automobile or light duty truck (the "Financed Vehicle"), to WFAL and WFAL will divide the Contracts into two pools having relatively the same characteristics. One pool containing Contracts representing 45% of the Cut-Off Date Aggregate Scheduled Balance ($540,000,000) will be sold and assigned by WFAL to WFSRC and on the Closing Date will be transferred and assigned by WFSRC to the Trust. WFAL will sell the other pool containing Contracts representing 55% of the Cut-Off Date Aggregate Scheduled Balance ($660,000,000) directly to the Trust on the Closing Date. The Trust will be established by the sale and assignment of Contracts by WFAL and the transfer and assignment of Contracts by WFSRC to the Trust on the Closing Date.

     - The Trust receives the right to payments due under the Contracts on and after (the "Cut-off Date").

     - The Contracts are secured by first liens on the vehicles purchased under each Contract.

     - The Contracts will have an expected weighted average annual percentage rate of approximately 14.66% and an expected weighted average remaining maturity of approximately 61 months.

     - Approximately 6.99% of the aggregate principal amount of the Contracts will be "Rule of 78's Contracts" and approximately 93.01% will be "Simple Interest Contracts".

     THE SPREAD ACCOUNT

     The Spread Account is a segregated trust account in the name of the Indenture Trustee that will afford you some limited protection against losses on the Contracts. The Spread Account will be part of the Trust. It will be created with an initial deposit by WFAL of $48,000,000 (the "Spread Account Initial Deposit"). On any Distribution Date, the funds that are available from the Spread Account will be distributed to you to cover any shortfalls in interest and principal required to be paid on the Notes. The funds in the Spread Account will be supplemented on each Distribution Date by any funds in the collection account remaining after making all of the payments necessary on that Distribution Date. The funds in the Spread Account will be supplemented until they are at least equal to 7% or 10% of the sum of the remaining principal balance of the Simple Interest Contracts and the present value of the remaining scheduled payments of the monthly principal and interest due on the Rule of 78's Contracts. The rate to be applied will depend upon loss and delinquency triggers.

     If on the last day of any month or on any payment date the amount on deposit in the Spread Account is greater than the amount required to be in that account on that date, the excess cash will be distributed first to Financial Security, to the extent of any unreimbursed amounts due to it, then to WFAL until WFAL has received an amount equal to the Spread Account Initial Deposit and finally to the Sellers. You will have no further rights to any such excess cash.

  THE NOTE POLICY

     Financial Security will issue a policy (the "Note Policy") that will guarantee all payments of principal and interest due to the Noteholders.

THE CONTRACTS POOL:

     Each Contract is a retail installment sales contract secured by a Financed Vehicle originated by a new or used car dealer located in California or one of the other 42 states listed below or an installment loan secured by a Financed Vehicle. Most of the Contracts were purchased by WFS; however, a limited number of Contracts, no more than 4% of the Cut-Off Date Aggregate Scheduled Balance, are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. Except as otherwise noted, all references herein to Contracts include installment loans.

     WFS will select the Contracts from its portfolio of fixed-interest rate contracts. The Contracts were underwritten and purchased or originated by WFS in the ordinary course of its business operations.

                                               ALL CONTRACTS         CONTRACTS            CONTRACTS
                                               IN THE TRUST        SOLD BY WFAL      TRANSFERRED BY WFSRC
                                             -----------------    ---------------    --------------------
Outstanding Principal Balance(1)...........  $1,200,001,402.19    $660,001,000.45      $540,000,401.74
  Minimum..................................  $          651.18    $        652.91      $        651.18
  Maximum..................................  $       78,825.54    $     78,825.54      $     55,208.79
  Average..................................  $       13,972.51    $     13,994.04      $     13,946.29
Number of Contracts........................             85,883             47,163               38,720
  Percentage of New Vehicles(1)............              24.13%             24.30%               23.92%
  Percentage of Used Vehicles(1)...........              75.87%             75.70%               76.08%
Financed Vehicles(1)
  Automobiles..............................              47.80%             47.81%               47.78%
  Light Duty Trucks........................              52.20%             52.19%               52.22%
Percentage of Rule of 78's Contracts(1)....               6.99%              6.97%                7.01%
Percentage of Simple Interest
  Contracts(1).............................              93.01%             93.03%               92.99%
Annual Percentage Rate ("APR")(1)
  Minimum..................................               5.90%              5.90%                5.99%
  Maximum..................................              30.00%             30.00%               30.00%
  Weighted Average.........................              14.66%             14.66%               14.65%
Remaining Maturities(1)....................
  Minimum..................................           3 Months           3 Months             3 Months
  Maximum..................................          84 Months          84 Months            84 Months
  Weighted Average.........................          61 Months          61 Months            61 Months
Original Maturities
  Minimum..................................          12 Months          12 Months            12 Months
  Maximum..................................          84 Months          84 Months            84 Months
  Weighted Average.........................          64 Months          64 Months            64 Months
  Percent over 60 Months...................              47.43%             47.73%               47.06%

-------------------------
(1) Information as of February 29, 2000. Contracts having Cut-Off Date Aggregate Scheduled Balances of $1.2 billion will be included in the Trust. While the characteristics of the Contracts included in the Contracts Pool at the Closing Date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

     Each of the Contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the Rule of 78's or the simple interest (actual number of days) method. The amortization of the Rule of 78's Contracts will result in the outstanding principal balance on each of those Contract being in excess of the Scheduled Balance of that Contract. For purposes of the Trust, all Rule of 78's Contracts are amortized on an actuarial basis to prevent shortfalls of principal payments on the Notes. As amortization on an actuarial basis produces a faster amortization than does application of the Rule of 78's, there will not be a shortfall of principal in any event, including as a result of prepayments or timely payment to maturity of a Rule of 78's Contract.

     The information concerning the Contracts presented herein is based upon a pool of retail installment sales contracts and installment loans originated through February 29, 2000.

                      DISTRIBUTION OF CONTRACTS BY APR(1)

                               ALL CONTRACTS IN THE TRUST                       CONTRACTS SOLD BY WFAL
                      ---------------------------------------------   -------------------------------------------
                                                       PERCENTAGE                                    PERCENTAGE
                                                           OF                                            OF
                       NUMBER         AGGREGATE         AGGREGATE      NUMBER        AGGREGATE        AGGREGATE
                         OF           PRINCIPAL         PRINCIPAL        OF          PRINCIPAL        PRINCIPAL
     APR RANGE        CONTRACTS        BALANCE         BALANCES(2)    CONTRACTS       BALANCE        BALANCES(2)
     ---------        ---------   -----------------   -------------   ---------   ---------------   -------------
5.000% to 5.999%....        3     $       31,874.69          (3)%           2     $     16,476.11          (3)%
6.000% to 6.999%....       32            485,219.31        0.04            15          213,742.35        0.03
7.000% to 7.999%....      686         12,063,408.22        1.01           358        6,228,722.66        0.94
8.000% to 8.999%....    2,815         46,149,821.61        3.85         1,545       25,311,472.38        3.84
9.000% to 9.999%....    5,017         80,447,459.73        6.70         2,794       44,898,981.80        6.80
10.000% to
 10.999%............    6,369        100,851,422.52        8.40         3,540       56,367,065.20        8.54
11.000% to
 11.999%............    5,886         96,348,901.04        8.03         3,166       52,071,969.57        7.89
12.000% to
 12.999%............    7,592        119,653,462.68        9.97         4,216       66,334,206.75       10.05
13.000% to
 13.999%............    6,724        106,360,420.11        8.86         3,649       57,588,970.36        8.73
14.000% to
 14.999%............    7,552        113,087,683.37        9.42         4,136       62,092,986.50        9.41
15.000% to
 15.999%............    7,306        105,305,388.02        8.78         4,010       57,630,127.54        8.73
16.000% to
 16.999%............    6,659         93,808,456.85        7.82         3,634       51,168,042.87        7.75
17.000% to
 17.999%............    5,773         76,812,555.00        6.40         3,188       42,796,441.10        6.48
18.000% to
 18.999%............    6,350         78,386,239.05        6.53         3,544       43,883,978.39        6.65
19.000% to
 19.999%............    4,315         51,360,415.94        4.28         2,307       27,711,392.77        4.20
20.000% to
 20.999%............    6,146         62,252,899.91        5.19         3,433       34,642,096.12        5.25
21.000% to
 21.999%............    3,606         31,332,839.75        2.61         1,960       17,026,598.49        2.58
22.000% to
 22.999%............      900          9,092,215.52        0.76           521        5,260,946.38        0.80
23.000% to
 23.999%............      494          4,777,014.65        0.40           265        2,582,252.95        0.39
24.000% to
 24.999%............      732          5,589,096.72        0.47           400        3,106,956.51        0.47
25.000% to
 25.999%............      363          2,540,668.93        0.21           197        1,366,182.69        0.21
26.000% to
 26.999%............      119            838,323.54        0.07            59          433,699.89        0.07
27.000% to
 27.999%............       55            420,400.31        0.04            32          252,744.86        0.04
28.000% to
 28.999%............       41            248,439.04        0.02            22          144,720.12        0.02
29.000% to
 29.999%............      344          1,734,851.52        0.14           167          853,191.37        0.13
30.000% and over....        4             21,924.16          (3)            3           17,034.72          (3)
                       ------     -----------------      ------        ------     ---------------      ------
 Total..............   85,883     $1,200,001,402.19      100.00%       47,163     $660,001,000.45      100.00%
                       ======     =================      ======        ======     ===============      ======

                            CONTRACTS TRANSFERRED BY WFSRC
                      -------------------------------------------
                                                     PERCENTAGE
                                                         OF
                       NUMBER        AGGREGATE        AGGREGATE
                         OF          PRINCIPAL        PRINCIPAL
     APR RANGE        CONTRACTS       BALANCE        BALANCES(2)
     ---------        ---------   ---------------   -------------
5.000% to 5.999%....        1     $     15,398.58          (3)%
6.000% to 6.999%....       17          271,476.96        0.05
7.000% to 7.999%....      328        5,834,685.56        1.08
8.000% to 8.999%....    1,270       20,838,349.23        3.86
9.000% to 9.999%....    2,223       35,548,477.93        6.58
10.000% to
 10.999%............    2,829       44,484,357.32        8.24
11.000% to
 11.999%............    2,720       44,276,931.47        8.20
12.000% to
 12.999%............    3,376       53,319,255.93        9.87
13.000% to
 13.999%............    3,075       48,771,449.75        9.03
14.000% to
 14.999%............    3,416       50,994,696.87        9.44
15.000% to
 15.999%............    3,296       47,675,260.48        8.83
16.000% to
 16.999%............    3,025       42,640,413.98        7.90
17.000% to
 17.999%............    2,585       34,016,113.90        6.30
18.000% to
 18.999%............    2,806       34,502,260.66        6.39
19.000% to
 19.999%............    2,008       23,649,023.17        4.38
20.000% to
 20.999%............    2,713       27,610,803.79        5.11
21.000% to
 21.999%............    1,646       14,306,241.26        2.65
22.000% to
 22.999%............      379        3,831,269.14        0.71
23.000% to
 23.999%............      229        2,194,761.70        0.41
24.000% to
 24.999%............      332        2,482,140.21        0.46
25.000% to
 25.999%............      166        1,174,486.24        0.22
26.000% to
 26.999%............       60          404,623.65        0.07
27.000% to
 27.999%............       23          167,655.45        0.03
28.000% to
 28.999%............       19          103,718.92        0.02
29.000% to
 29.999%............      177          881,660.15        0.16
30.000% and over....        1            4,889.44          (3)
                       ------     ---------------      ------
 Total..............   38,720     $540,000,401.74      100.00%
                       ======     ===============      ======

-------------------------
(1) Information as of February 29, 2000. Contracts having Cut-Off Date Aggregate Scheduled Balances of $1.2 billion will be included in the Trust. While the characteristics of the Contracts included in the Contracts Pool at the Closing date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

(2) Percentages may not add to 100.00% due to rounding.

(3) Less than 0.01%.

                    GEOGRAPHIC CONCENTRATION OF THE CONTRACTS(1)

                                ALL CONTRACTS IN THE TRUST                       CONTRACTS SOLD BY WFAL
                       ---------------------------------------------   -------------------------------------------
                                                       PERCENTAGE OF                                 PERCENTAGE OF
                                       AGGREGATE         AGGREGATE                    AGGREGATE        AGGREGATE
                       NUMBER OF       PRINCIPAL         PRINCIPAL     NUMBER OF      PRINCIPAL        PRINCIPAL
      STATE(2)         CONTRACTS        BALANCE          BALANCES      CONTRACTS       BALANCE         BALANCES
      --------         ---------   -----------------   -------------   ---------   ---------------   -------------
California...........   35,951     $  468,369,338.32       39.03%       19,775     $258,248,158.49       39.13%
Arizona..............    5,357         74,828,878.68        6.24         2,946       41,225,700.89        6.25
Texas................    3,997         59,053,869.54        4.92         2,187       31,954,120.07        4.84
Florida..............    3,431         56,233,771.13        4.69         1,885       30,704,553.66        4.65
Washington...........    4,302         56,112,428.38        4.68         2,349       30,875,054.20        4.68
Oregon...............    4,018         48,154,966.92        4.01         2,215       26,490,526.35        4.01
Colorado.............    2,800         40,159,810.73        3.35         1,522       21,958,115.15        3.33
Ohio.................    2,814         38,289,762.31        3.19         1,548       21,123,958.92        3.20
Nevada...............    2,071         32,564,684.98        2.71         1,134       17,843,173.93        2.70
North Carolina.......    1,788         28,760,835.92        2.40           994       16,097,423.96        2.44
Virginia.............    1,569         26,247,284.42        2.19           844       14,006,788.02        2.12
Illinois.............    1,509         23,896,684.41        1.99           822       12,958,009.79        1.96
South Carolina.......    1,450         23,420,133.06        1.95           780       12,550,900.64        1.90
Missouri.............    1,426         21,808,866.31        1.82           774       11,966,208.48        1.81
Utah.................    1,414         19,202,038.13        1.60           764       10,521,122.18        1.59
Tennessee............    1,064         18,697,290.14        1.56           588       10,287,845.06        1.56
Georgia..............    1,004         17,271,703.85        1.44           550        9,415,845.71        1.43
Alabama..............      914         15,430,791.68        1.29           498        8,358,948.50        1.27
Maryland.............      712         12,453,626.82        1.04           401        7,145,914.82        1.08
Idaho................      865         10,479,658.62        0.87           483        5,914,628.21        0.90
Pennsylvania.........      743         10,321,490.24        0.86           386        5,598,784.15        0.85
Michigan.............      706         10,131,788.47        0.84           389        5,706,317.80        0.86
Wisconsin............      710          9,598,581.73        0.80           405        5,481,324.15        0.83
Indiana..............      613          9,351,929.06        0.78           349        5,350,818.21        0.81
Kentucky.............      666          9,214,563.06        0.77           367        5,068,962.65        0.77
Massachusetts........      551          8,335,033.19        0.69           294        4,456,646.83        0.68
Kansas...............      423          7,135,095.50        0.59           239        3,954,918.97        0.60
New Jersey...........      449          6,898,108.03        0.57           256        3,972,388.40        0.60
Delaware.............      364          5,357,636.54        0.45           209        3,013,701.94        0.46
Connecticut..........      372          5,159,432.77        0.43           208        2,882,606.35        0.44
New Mexico...........      409          5,082,847.51        0.42           218        2,658,893.00        0.40
Mississippi..........      284          4,787,477.84        0.40           154        2,623,432.38        0.40
Iowa.................      258          4,054,361.79        0.34           145        2,298,636.27        0.35
Oklahoma.............      264          3,841,962.14        0.32           147        2,177,477.13        0.33
West Virginia........      218          3,710,063.64        0.31           124        2,191,326.00        0.33
Wyoming..............      111          1,796,409.03        0.15            64          998,559.09        0.15
New Hampshire........      101          1,248,656.05        0.10            56          689,499.30        0.10
Rhode Island.........       62            786,483.43        0.07            32          376,158.19        0.06
Nebraska.............       47            723,345.35        0.06            29          450,225.54        0.07
Minnesota............       38            551,213.15        0.05            14          192,027.41        0.03
Maine................       29            365,013.60        0.03            14          148,967.40        0.02
New York.............        6             71,417.03        0.01             4           47,351.04        0.01
Hawaii...............        3             42,068.69          (3)            1           14,981.22          (3)
                        ------     -----------------      ------        ------     ---------------      ------
 TOTAL...............   85,883     $1,200,001,402.19      100.00%       47,163     $660,001,000.45      100.00%
                        ======     =================      ======        ======     ===============      ======

                             CONTRACTS TRANSFERRED BY WFSRC
                       -------------------------------------------
                                                     PERCENTAGE OF
                                      AGGREGATE        AGGREGATE
                       NUMBER OF      PRINCIPAL        PRINCIPAL
      STATE(2)         CONTRACTS       BALANCE        BALANCES(2)
      --------         ---------   ---------------   -------------
California...........   16,176     $210,121,179.83       38.91%
Arizona..............    2,411       33,603,177.79        6.22
Texas................    1,810       27,099,749.47        5.02
Florida..............    1,546       25,529,217.47        4.73
Washington...........    1,953       25,237,374.18        4.67
Oregon...............    1,803       21,664,440.57        4.01
Colorado.............    1,278       18,201,695.58        3.37
Ohio.................    1,266       17,165,803.39        3.18
Nevada...............      937       14,721,511.05        2.73
North Carolina.......      794       12,663,411.96        2.35
Virginia.............      725       12,240,496.40        2.27
Illinois.............      687       10,938,674.62        2.03
South Carolina.......      670       10,869,232.42        2.01
Missouri.............      652        9,842,657.83        1.82
Utah.................      650        8,680,915.95        1.61
Tennessee............      476        8,409,445.08        1.56
Georgia..............      454        7,855,858.14        1.45
Alabama..............      416        7,071,843.18        1.31
Maryland.............      311        5,307,712.00        0.98
Idaho................      382        4,565,030.41        0.85
Pennsylvania.........      357        4,722,706.09        0.87
Michigan.............      317        4,425,470.67        0.82
Wisconsin............      305        4,117,257.58        0.76
Indiana..............      264        4,001,110.85        0.74
Kentucky.............      299        4,145,600.41        0.77
Massachusetts........      257        3,878,386.36        0.72
Kansas...............      184        3,180,176.53        0.59
New Jersey...........      193        2,925,719.63        0.54
Delaware.............      155        2,343,934.60        0.43
Connecticut..........      164        2,276,826.42        0.42
New Mexico...........      191        2,423,954.51        0.45
Mississippi..........      130        2,164,045.46        0.40
Iowa.................      113        1,755,725.52        0.33
Oklahoma.............      117        1,664,485.01        0.31
West Virginia........       94        1,518,737.64        0.28
Wyoming..............       47          797,849.94        0.15
New Hampshire........       45          559,156.75        0.10
Rhode Island.........       30          410,325.24        0.08
Nebraska.............       18          273,119.81        0.05
Minnesota............       24          359,185.74        0.07
Maine................       15          216,046.20        0.04
New York.............        2           24,065.99          (3)
Hawaii...............        2           27,087.47          (3)
                        ------     ---------------      ------
 TOTAL...............   38,720     $540,000,401.74      100.00%
                        ======     ===============      ======

-------------------------
(1) Information as of February 29, 2000. Contracts having Cut-Off Date Aggregate Scheduled Balances of $1.2 billion will be included in the Trust. While the characteristics of the Contracts included in the Contracts Pool at the Closing Date may differ somewhat from the information disclosed above, we anticipate that the variations will not be significant.

(2) Based upon the state in which the new or used car dealer which originated a Contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located.

(3) Less than 0.01%.

    WEIGHTED AVERAGE LIVES OF THE NOTES:

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the Contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the Contracts.

     As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Contracts, final payment of any class of Notes could occur significantly earlier than its Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of those Notes.

     The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the Contracts described under "The Contract Pool". The ABS Table assumes that:

     - the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

     - the monthly principal and interest payment on each Contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

     - payments are made on the Notes on each Distribution Date (and each such date is assumed to be the twentieth day of each applicable month),

     - WFSRC does not exercise its Optional Repurchase right, and

     - the Sellers exercise their Optional Purchase on the earliest Distribution Date on which such option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percentage of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Contracts have been aggregated into hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools (which is based on the Aggregate Scheduled Balance, APR, original term to maturity and remaining term to maturity as of the assumed Cut-Off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                         REMAINING     ORIGINAL
                               AGGREGATE                                   TERM          TERM
                               PRINCIPAL                   ASSUMED      TO MATURITY   TO MATURITY
          POOL                  BALANCE          APR     CUT-OFF DATE   (IN MONTHS)   (IN MONTHS)
          ----             -----------------   -------   ------------   -----------   -----------
1........................  $   54,623,885.16   17.994%      3/1/00          34            36
2........................  $  125,738,396.92   16.938%      3/1/00          47            50
3........................  $  536,580,545.62   15.175%      3/1/00          58            61
4........................  $  424,993,702.38   13.276%      3/1/00          69            72
5........................  $   58,064,872.11   11.910%      3/1/00          80            83
                           -----------------
  Total..................  $1,200,001,402.19
                           =================

     The actual characteristics and performance of the Contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant ABS rate until maturity or that all of the Contracts will prepay at the same ABS rate. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the Contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes.

PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                      CLASS A-1 NOTES                     CLASS A-2 NOTES
                             ---------------------------------   ---------------------------------
     DISTRIBUTION DATE        0.0%     1.0%     1.8%     2.5%     0.0%     1.0%     1.8%     2.5%
     -----------------       ------   ------   ------   ------   ------   ------   ------   ------
 3/15/00...................     100      100      100      100      100      100      100      100
 6/20/00...................      80       64       50       37      100      100      100      100
 9/20/00...................      60       28        1        0      100      100      100       85
12/20/00...................      38        0        0               100       95       71       48
 3/20/01...................      16                                 100       73       42       13
 6/20/01...................       0                                  96       52       14        0
 9/20/01...................                                          80       30        0
12/20/01...................                                          65       10
 3/20/02...................                                          48        0
 6/20/02...................                                          31
 9/20/02...................                                          14
12/20/02...................                                           0
 3/20/03...................
 6/20/03...................
 9/20/03...................
12/20/03...................
 3/20/04...................
 6/20/04...................
 9/20/04...................
12/20/04...................
 3/20/05...................
Weighted Average Life
 (years)(1)(2).............    0.75     0.49     0.39     0.36     2.10     1.41     1.08     0.88

                                      CLASS A-3 NOTES                     CLASS A-4 NOTES
                             ---------------------------------   ---------------------------------
     DISTRIBUTION DATE        0.0%     1.0%     1.8%     2.5%     0.0%     1.0%     1.8%     2.5%
     -----------------       ------   ------   ------   ------   ------   ------   ------   ------
 3/15/00...................     100      100      100      100      100      100      100      100
 6/20/00...................     100      100      100      100      100      100      100      100
 9/20/00...................     100      100      100      100      100      100      100      100
12/20/00...................     100      100      100      100      100      100      100      100
 3/20/01...................     100      100      100      100      100      100      100      100
 6/20/01...................     100      100      100       82      100      100      100      100
 9/20/01...................     100      100       89       53      100      100      100      100
12/20/01...................     100      100       66       26      100      100      100      100
 3/20/02...................     100       90       44        1      100      100      100      100
 6/20/02...................     100       72       24        0      100      100      100       73
 9/20/02...................     100       54        5               100      100      100       47
12/20/02...................      96       37        0               100      100       84        0
 3/20/03...................      79       21                        100      100       64
 6/20/03...................      63        7                        100      100       47
 9/20/03...................      46        0                        100       90        0
12/20/03...................      28                                 100       73
 3/20/04...................      10                                 100       57
 6/20/04...................       0                                  92       44
 9/20/04...................                                          70        0
12/20/04...................                                          48
 3/20/05...................                                           0
Weighted Average Life
 (years)(1)(2).............    3.57     2.72     2.08     1.67     4.79     4.17     3.25     2.56

-------------------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of periods (months) from the date of issuance of the Note to the related Distribution Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2) This calculation assumes that WFSRC does not exercise its Optional Repurchase right and that the Sellers exercise their Optional Purchase right.

     This Table has been prepared based on the assumptions described on Page 7 (including the assumptions regarding the characteristics and performance of the Contracts, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

REDEMPTION OF SECURITIES AND REPURCHASE OF CONTRACTS:

  OPTIONAL REPURCHASE OF CONTRACTS BY WFSRC

     WFSRC may repurchase all of the Contracts it has sold to the Trust on any Distribution Date prior to which it has given notice that it is exercising its right to repurchase all of those Contracts at which the aggregate principal balance of the Simple Interest Contracts plus the aggregate of the present value of the remaining monthly principal and interest due on the Rule of 78's Contracts it has sold to the Trust is equal to or less than $108,000,000 (an "Optional Repurchase"). If WFSRC exercises its Optional Repurchase right, WFSRC will pay the Trust, in addition to the Scheduled Balances of the Contracts being repurchased, which amount is the "Base Price," a Repurchase Premium which will be a percentage of the Base Price.

             IF THE BASE PRICE IS:                               THE REPURCHASE PREMIUM IS:
------------------------------------------------      ------------------------------------------------
$108,000,000 or less, but more than $81,000,000       2% of the Base Price
less than $81,000,000, but more than $54,000,000      1% of the Base Price
equal to or less than $54,000,000                     zero

  PREPAYMENT FOLLOWING OPTIONAL REPURCHASE BY WFSRC

     If WFSRC exercises its Optional Repurchase right as described above:

     - the Base Price will be treated as Collections and distributed to the Noteholders on the related Distribution Date in addition to the distributions to which the Noteholders would then otherwise be entitled to receive,

     - the amount received for each class of Notes outstanding on the Distribution Date on which WFSRC repurchases the Contracts sold by it to the Trust as the Repurchase Premium will be distributed pro rata after giving effect to distributions on that Distribution Date other than of the Base Price by the Indenture Trustee to the Holders of record as of the Record Date related to that Distribution Date on that Distribution Date, and

     - the repurchased Contracts will be transferred back to WFSRC on that Distribution Date and will no longer be assets of the Trust.

  OPTIONAL PURCHASE

     At any Distribution Date at which the aggregate principal balance of the Simple Interest Contracts plus the aggregate of the present value of the remaining monthly principal and interest payments due on the Rule of 78's Contracts (i) sold to the Trust by WFAL is equal to or less than $66,000,000 and
(ii) transferred to the Trust by WFSRC is equal to or less than $54,000,000, WFAL and WFSRC may each purchase all of the Contracts each has sold or transferred, respectively, to the Trust.

     OPTIONAL REDEMPTION AND PREPAYMENT

     If WFAL and WFSRC purchase all of the Contracts of the Trust pursuant to an Optional Purchase as discussed above:

     - each class of outstanding Notes will be redeemed in whole at a price equal to the unpaid principal amount of that class of Notes plus the accrued interest at that class of Notes' interest rate; and

     - the Trust will be terminated.

     MANDATORY REDEMPTION

     The Notes may be accelerated if an Event of Default has occurred and is continuing under the Indenture. If an Insurer Default has occurred and is continuing and an Event of Default has occurred and is continuing, the Indenture Trustee may be permitted to accelerate the Notes. If an Event of Default has occurred and is continuing but no Insurer Default has occurred and is continuing, Financial Security will have the right (in addition to its obligation to make Scheduled Payments on the Notes in accordance with the terms of the Note Policy), but not the obligation, to elect to accelerate the Notes. If the Notes are accelerated, the Master Servicer or the Indenture Trustee will sell or otherwise liquidate the property of the Trust and deliver the proceeds to the Indenture Trustee for distribution in accordance with the terms of the Indenture.

TAX STATUS:

     In the opinion of Mitchell, Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as discussed in further detail in the prospectus:

     - the Notes will be characterized as debt; and

     - the Trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

     If you purchase a Note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS:

     The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:

     The Notes are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). However, administrators of employee benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing Notes.

DELINQUENCY AND CONTRACT LOSS INFORMATION:

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently sold to WFAL and WFS Financial Auto Loans 2, Inc. as of December 31, 1995 through 1999 and (ii) the loss experience for such contracts originated and serviced by WFS and its affiliates, including contracts subsequently sold to WFAL for the years ended December 31, 1995 through 1999. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract.

                       CONTRACT DELINQUENCY EXPERIENCE(1)

                                                              DECEMBER 31,
                          ------------------------------------------------------------------------------------
                                   1999                     1998                     1997              1996
                          ----------------------   ----------------------   ----------------------   ---------
                           NUMBER                   NUMBER                   NUMBER                   NUMBER
                             OF         AMOUNT        OF         AMOUNT        OF         AMOUNT        OF
                          CONTRACTS      (2)       CONTRACTS      (2)       CONTRACTS      (2)       CONTRACTS
                          ---------   ----------   ---------   ----------   ---------   ----------   ---------
                                                         (DOLLARS IN THOUSANDS)
Contracts Serviced(2)...   524,709    $5,354,385    464,257    $4,367,099    408,958    $3,680,817    341,486
                           =======    ==========    =======    ==========    =======    ==========    =======
Period of delinquency(3)
 31 - 59 days...........    12,868    $  107,416     13,885    $  112,208      6,605    $   54,450      4,511
 60 - 89 days...........     3,511        29,738      3,966        32,100      2,161        18,652      1,305
 90 days or more........     1,711        14,872      1,768        14,441        918         7,762        567
                           -------    ----------    -------    ----------    -------    ----------    -------
 Total contracts and
   amount delinquent....    18,090    $  152,026     19,619    $  158,749      9,684    $   80,864      6,383
                           =======    ==========    =======    ==========    =======    ==========    =======
Delinquencies as a
 percentage of number
 and amount of contracts
 outstanding............      3.45%         2.84%      4.23%         3.64%      2.37%         2.20%      1.87%
                           =======    ==========    =======    ==========    =======    ==========    =======

                                     DECEMBER 31,
                          -----------------------------------
                             1996               1995
                          ----------   ----------------------
                                        NUMBER
                            AMOUNT        OF         AMOUNT
                             (2)       CONTRACTS      (2)
                          ----------   ---------   ----------
                                (DOLLARS IN THOUSANDS)
Contracts Serviced(2)...  $3,046,585    258,665    $2,209,594
                          ==========    =======    ==========
Period of delinquency(3)
 31 - 59 days...........  $   38,173      2,180    $   18,557
 60 - 89 days...........      11,470        690         6,143
 90 days or more........       5,144        308         2,701
                          ----------    -------    ----------
 Total contracts and
   amount delinquent....  $   54,787      3,178    $   27,401
                          ==========    =======    ==========
Delinquencies as a
 percentage of number
 and amount of contracts
 outstanding............        1.80%      1.23%         1.24%
                          ==========    =======    ==========

-------------------------
(1) Includes delinquency information relating to those contracts that are owned by WFS and contracts that were sold to a grantor or owner trust but which are serviced by WFS.

(2) This amount is net of unearned add-on interest.

(3) The period of delinquency is based on the number of days payments are contractually past due.

                          CONTRACT LOSS EXPERIENCE(1)

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
                                                              ----------   ----------   ----------   ----------   ----------
                                                                                  (DOLLARS IN THOUSANDS)
Contracts Serviced
 At end of period(2)........................................  $5,354,385   $4,367,099   $3,680,817   $3,046,585   $2,209,594
                                                              ==========   ==========   ==========   ==========   ==========
 Average during period(2)...................................  $4,839,514   $4,006,185   $3,383,570   $2,627,622   $1,886,359
                                                              ==========   ==========   ==========   ==========   ==========
 Gross charge offs of contracts during period...............  $  150,518   $  173,422   $  136,773   $   86,464   $   48,999
 Recoveries of contracts charged off in current and prior
   periods..................................................      47,581       36,230       34,634       25,946       18,715
                                                              ----------   ----------   ----------   ----------   ----------
 Net charge offs............................................  $  102,937   $  137,192   $  102,139   $   60,518   $   30,284
                                                              ==========   ==========   ==========   ==========   ==========
 Net charge offs as a percentage of contracts outstanding
   during period............................................        2.13%        3.42%        3.02%        2.30%        1.61%

-------------------------
(1) Includes loss information for contracts that are owned by WFS and contracts that were sold to a grantor or owner trust but which are serviced by WFS. It is the policy of WFS to charge-off all contracts when they become 120 days delinquent, whether such contract is owned by WFS or serviced by WFS for others. WFS believes that its charge-off policy is consistent with that customarily used in the automobile finance industry.

(2) This amount is net of unearned add-on interest.